                            ARTICLES OF INCORPORATION
                                       OF
                        SECURITY ACCUMULATION FUND, INC.

We, the undersigned  incorporators,  hereby associate ourselves together to form and establish a corporation for profit under the laws of the State of Kansas.

   FIRST:  The name of the corporation  (hereinafter  called the Corporation) is
SECURITY ACCUMULATION FUND, INC.

   SECOND:  The location of its registered  office in Kansas is Security Benefit
Life Building, 700 Harrison Street, Topeka Kansas.

   THIRD:  The name and  address  of its  registered  agent in Kansas is Dean L.
Smith, Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas.

   FOURTH: The purposes for which the Corporation is formed are as follows:

   (1)  To engage in the business of an investment  company and to hold,  invest and reinvest its funds, and in connection  therewith to hold part or all of its funds in cash,  and to purchase or  otherwise  acquire,  hold for investment or otherwise,  trade,  purchase on margin,  sell, sell short, assign, pledge, hypothecate,  negotiate, transfer, exchange or otherwise dispose assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize  upon,  securities  (which term  "securities"
        shall  for the  purposes  of this  Article,  without  limitation  of the generality  thereof,  be deemed to include  any stocks,  shares,  bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts,  warrants or other instruments representing rights to receive, purchase or subscribe for the same, or  evidencing or  representing  any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise,  as owner or holder of any securities,  all rights, powers and privileges in respect thereof; and to do any and all acts and things for the  preservation,  protection,  improvement and enhancement in value of any and all such securities.

   (2)  To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including, without limitation thereof, securities) now or  hereafter  permitted  by the laws of Kansas,  by these  Articles  of
        Incorporation  and  the  Bylaws  of the  Corporation,  as its  Board  of
        Directors may determine.

   (3)  To purchase or otherwise acquire, hold, dispose of, resell, transfer, or reissue  (all  without  any  vote  or  consent  of  stockholders  of the
        Corporation)  shares of its  capital  stock,  in any  manner  and to the extent now or hereafter permitted by the laws of the State of Kansas, by these Articles of Incorporation and by the Bylaws of the Corporation.

   (4)  To conduct its  business in all its  branches at one or more  offices in
        Kansas and elsewhere in any part of the world,  without  restriction  or limit as to the extent.

   (5)  To carry out all or any of the foregoing purposes as principal or agent, and  alone  or  with  associates  or,  to the  extent  now or  hereafter permitted  by the laws of  Kansas,  as a member  of,  or as the owner or holder of any stock of, or shares of interest in, any firm, association, corporation,  trust or syndicate; and in connection therewith to make or
        enter  into  such  deeds  or   contracts   with  any   persons,   firms,
        associations,  corporations,  syndicates,  governments or  sub-divisions thereof,  and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

   (6)  To do any and all such  further  acts and things and to exercise any and all such  further  powers  as may be  necessary,  incidental,  relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes.

It is the  intention  that  each  of the  purposes,  specified  in  each  of the paragraphs of this Article FOURTH,  shall be in no wise limited or restricted by reference to or inference  from the terms of any other  paragraph,  but that the purposes  specified in each of the  paragraphs  of this Article  FOURTH shall be regarded as independent  objects,  purposes and powers.  The  enumeration of the specific  purposes of this Article  FOURTH shall not be construed to restrict in any manner the general  objects,  purposes and powers of this  corporation,  nor shall the expression of one thing be deemed to exclude  another,  although it be of like  nature.  The  enumeration  of  purposes  herein  shall not be deemed to exclude or in any way limit by inference  any objects,  purposes or powers which this  corporation  has power to exercise,  whether  expressly or by force of the laws of the State of Kansas,  now or  hereafter  in effect,  or impliedly by any reasonable construction of such laws.

   FIFTH:  The  aggregate  number of shares  which the  Corporation  shall  have authority to issue shall be 30,000  shares of capital  stock of the par value of
$1.00 per share.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the Corporation.

   (1)  At all meetings or  stockholders  each  stockholder  of the  Corporation shall be entitled to one vote on each matter submitted to a vote at such meeting for each share of stock standing in his name on the books of the
        Corporation  on the  date,  fixed in  accordance  with the  Bylaws,  for determination  of  stockholders  entitled to vote at such  meeting.  All other  elections of directors each  stockholder  shall be entitled to as many votes as shall  equal the number of shares of stock  multiplied  by the number of directors to be elected, and he may cast all of such votes for a single  director  or may  distribute  them  among the number to be voted for, on any two or more of them as he may see fit.

   (2)  No holder of stock of the Corporation  shall,  as such holder,  have any right to purchase or  subscribe  for any shares of the capital  stock of the  Corporation of any class which it may issue or sell (whether out of the number of shares authorized by these Articles of  Incorporation,  or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

   (3)  All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

   SIXTH: The minimum amount of capital with which the Corporation will commence business is One Thousand Dollars.

   SEVENTH:  The names and places of residence of each of the  incorporators are as follows:

                       NAMES               PLACES OF RESIDENCE

                 Dean L. Smith             1800 W 26th
                                           Topeka, Kansas

                 Robert E. Jacoby          5026 W. 23rd Terrace
                                           Topeka, Kansas

                 Everett S. Gille          2832 Plass Street
                                           Topeka, Kansas

   EIGHTH: The duration of corporate existence of the Corporation is one hundred years.

   NINTH:  The number of  Directors  of the  Corporation  shall be five.  Unless otherwise  provided  by the  Bylaws of the  Corporation,  the  Directors  of the
Corporation need not be stockholders therein.

   TENTH: (1) Except as may be otherwise  specifically  provided by (i) statute,
(ii) the  Articles  of  Incorporation  of the  corporation  as from time to time amended or (iii) bylaw provisions  adopted from time to time by the stockholders or directors of the Corporation, all powers of management, direction and control of the corporation shall be, and hereby are, vested in the board of directors.

   (2)  If the bylaws so provide, the board of directors,  by resolution adopted by a majority of the whole board, may designate two or more directors to constitute  an  executive  committee,  which  committee,  to the  extent provided in said resolution or in the bylaws of the  corporation,  shall have and exercise all of the  authority of the board of directors in the management of the corporation.

   (3)  Shares of stock in other corporations shall be voted by the President or a Vice President,  or such officer or officers of the Corporation as the
        Board of Directors shall from time to time designate for the purpose, or by a  proxy  or  proxies  thereunto  duly  authorized  by the  Board  of
        Directors,  except as  otherwise  ordered  by vote of the  holders  of a majority  of  the  shares  of  the  capital  stock  of  the  Corporation outstanding and entitled to vote in respect thereto.

   (4)  Subject only to the provisions of the federal  Investment Company Act of
        1940, any Director, officer or employee individually, or any partnership of which any  Director,  officer  or  employee  may be a member,  or any corporation or  association  of which any Director,  officer or employee may be an officer, director, trustee, employee or stockholder,  may be a party to, or may be pecuniarily or otherwise interested in, any contract or  transaction  of the  Corporation,  and in the  absence  of  fraud no contract or other  transaction shall be thereby affected or invalidated;
        provided  that in case a  Director,  or a  partnership,  corporation  or association of which a Director is a member, officer, director, trustee, employee or stockholder  is so interested,  such fact shall be disclosed or shall  have  been  known  to the  Board of  Directors  or a  majority thereof;  and any Director of the Corporation  who is so interested,  or who is also a director,  officer,  trustee,  employee or  stockholder of such other  corporation or  association or a member of such  partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or  transaction,  and may vote thereat to  authorize  any such  contract  or  transaction,  with like force and effect as if he were not such director,  officer,  trustee,  employee or
        stockholder  of  such  other   corporation  or  association  or  not  so
        interested or a member of a partnership so interested.

   (5)  Each Director and officer (and his heirs,  executors and administrators)
        shall be indemnified by the  Corporation  against  reasonable  costs and expenses  incurred  by  him in  connection  with  any  action,  suit  or proceeding  to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action,  suit or proceeding in which he has been adjudged liable because
        of  willful  misfeasance,   bad  faith,  gross  negligence  or  reckless
        disregard  of the duties  involved in the conduct of his office.  In the absence of an  adjudication  which  expressly  absolves  the Director or officer of liability to the Corporation or its  stockholders for willful misfeasance,  bad faith,  gross negligence or reckless  disregard of the duties  involved  in the  conduct  of his  office,  or in the event of a settlement,  each  Director  and officer (and his heirs,  executors  and administrators)  shall be indemnified by the Corporation against payment made,  including  reasonable  costs  and  expenses,  provided  that such indemnity  shall be  conditioned  upon a written  opinion of independent counsel  that the  Director  or officer  has no  liability  by reason of willful  misfeasance,  bad faith, gross negligence or reckless disregard of the duties  involved  in the  conduct of his  office.  The  indemnity provided  herein  shall,  in the  event  of the  settlement  of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys'  fees)  which  would  reasonably  have been  incurred if such action,  suit or proceeding  had been  litigated to a final  conclusion.
        Such a determination  by independent  counsel and the payment of amounts by the  Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director  was liable  because of willful misfeasance,  bad faith,  gross negligence or reckless  disregard of the duties involved in the conduct of his office.  The foregoing  rights and indemnifications  shall not be exclusive of any other right to which the officers and Directors may be entitled according to law.

   (6)  The Board of Directors is hereby empowered to authorize the issuance and sale,  from  time  to  time,  of  shares  of the  capital  stock  of the
        Corporation,  whether for cash at not less than the par value thereof or for  such  other  consideration  including  securities  as the  Board of
        Directors  may deem  advisable,  in the  manner and to the extent now or hereafter  permitted by the Bylaws of the Corporation and by the laws of
        Kansas.

   ELEVENTH:  The private property of the  stockholders  shall not be subject to the payment of the debts of the Corporation.

   TWELFTH:  The Board of Directors  shall have power to make,  and from time to time alter, amend and repeal the Bylaws of the Corporation;  provided,  however, that the paramount  power to make,  alter,  amend and repeal the Bylaws,  or any provision  thereof,  or to adopt  new  Bylaws,  shall  always  be  vested in the stockholders,  which  power  may be  exercised  by the  affirmative  vote of the holders  of a majority  of the  outstanding  shares of stock of the  Corporation entitled  to  vote,  at any  annual  or  special  meeting  of the  stockholders;
provided,  further,  that  thereafter  the  directors  shall  have the  power to suspend,  repeal,  amend or otherwise alter the Bylaws or any portion thereof so enacted by the stockholders,  unless the stockholders in enacting such Bylaws or portion thereof shall otherwise provide.

   THIRTEENTH: In so far as permitted under the laws of Kansas, the stockholders and directors shall have power to hold their meetings, if the bylaws so provide, and to keep the books and  records  of the  corporation  outside of the State of
Kansas, and to have one or more offices,  within or without the State of Kansas, at such  places  as may be from  time to time  designated  in the  bylaws  or by resolution of the stockholders or directors.

   FOURTEENTH:  Whenever a compromise or  arrangement  is proposed  between this
Corporation  and its creditors or any class of them,  secured or  unsecured,  or between this Corporation and its stockholders,  or any class of them, any court, state or federal,  of competent  jurisdiction  within the State of Kansas may on the  application  in a  summary  way of this  corporation,  or of any  creditor, secured or unsecured, or stockholders thereof, or on the application of trustees in dissolution, or on the application of any receiver or receivers appointed for this  corporation  by any court,  state or federal,  of competent  jurisdiction, order a meeting of the  creditors or class of creditors  secured or unsecured or of the  stockholders or class of stockholders of this  corporation,  as the case may be, to be summoned in such  manner as said court  directs.  If a majority in number  representing  three  fourths  in  value  of the  creditors  or  class of creditors, or of the stockholders, or class of stockholders of this corporation, as  the  case  may  be,  agree  to  any  compromise  or  arrangement  and to any reorganization  of this  corporation  as a  consequence  of such  compromise  or arrangement,  the said  compromise or  arrangement  and the said  reorganization shall,  if sanctioned by the court to which the said  application has been made, be  binding  on  all  the  creditors  or  class  of  creditors,  or on  all  the stockholders or class of stockholders,  of this corporation, as the case may be, and also on this corporation.

   FIFTEENTH:  This corporation reserves the right to alter, amend or repeal any provision  contained  in these  Articles of  Incorporation  in the manner now or hereafter  prescribed  by the  statutes  of  Kansas,  and all  rights and powers conferred  herein are granted subject to this  reservation;  and, in particular, the  corporation  reserves  the right and  privilege  to amend its  Articles  of
Incorporation  from time to time so as to authorize other or additional  classes of shares of stock, to increase or decrease the number of shares of stock of any class now or hereafter  authorized and to vary the preferences,  qualifications,
limitations,   restrictions   and  the  special  or  relative  rights  or  other
characteristics  in respect of the shares of each class,  in the manner and upon such  minimum  vote of the  stockholders  entitled to vote thereon as may at the time be prescribed or be permitted by the laws of Kansas, or such larger vote as may then be required by the Articles of Incorporation of the corporation.

IN  WITNESS  WHEREOF,  we have  hereunto  subscribed  our names this 15th day of
April, 1965.

                                                      DEAN L. SMITH
                                            ------------------------------------
                                                      Dean L. Smith

                                                    ROBERT E. JACOBY
                                            ------------------------------------
                                                    Robert E. Jacoby

                                                    EVERETTE S. GILLE
                                            ------------------------------------
                                                    Everett S. Gille

STATE OF KANSAS   )
                  )ss
COUNTY OF SHAWNEE )

Personally  appeared  before  me, a notary  public  in and for  Shawnee  County,
Kansas,  the above named, DEAN L. SMITH,  ROBERT E. JACOBY, AND EVERETT S. GILLE
who are personally known to me to be the same persons who executed the foregoing instrument of writing,  and such persons duly  acknowledged the execution of the same.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 15th day of April, 1965.

                                                     DOROTHY S. WHITLOW
                                            ------------------------------------
                                                       Notary Public

My commission expires November 12, 1967.

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                        SECURITY ACCUMULATION FUND, INC.

We, DEAN L. SMITH, President, and WILLIAM J. MILLER, JR., Secretary, of Security
Accumulation Fund, Inc., a corporation  organized and existing under the laws of the State of Kansas (the  "Company"),  with its principal  office in the City of
Topeka, Shawnee County, Kansas, do hereby certify as follows:

     FIRST:  That the Board of  Directors  of the  Company at a meeting  held on
December  12,  1968,  duly  adopted the  following  amendment to the Articles of
Incorporation  of the Company,  and declared the advisability of said amendment, said resolution reading as follows:

     RESOLVED, that the Articles of Incorporation of Security Accumulation Fund,
     Inc., be amended by deleting the present  Article FIRST of said Articles of
     Incorporation and inserting in lieu thereof the following Article FIRST:

          FIRST:  The  name  of the  corporation  (hereinafter  called  the
          "Corporation") is SECURITY ULTRA FUND, Inc.

     SECOND:  That the Board of  Directors  of the Company also duly adopted the following  amendment  to the  Articles  of  Incorporation  of the  Company,  and
declared the advisability of said amendment, said resolution reading as follows:

     RESOLVED, that the Articles of Incorporation of Security Accumulation Fund,
     Inc. be amended by deleting the first  paragraph  of Article  FIFTH of said
     Articles of Incorporation and inserting in lieu thereof the following first paragraph of Article FIFTH:

          FIFTH: The aggregate number of shares which the Corporation shall have authority to issue, shall be $20,000 shares of capital stock of the par value of $1.00 per share.

     THIRD:  That  thereafter on the 9th day of January,  1969, upon notice duly given as  provided by law and the bylaws of the Company to each holder of shares of Capital Stock of the Company  entitled to vote on the proposed  amendments of the Articles of Incorporation,  the annual meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

     FOURTH: That at said annual meeting of the stockholders of the Company, the aforesaid  resolutions,  set forth in Division FIRST and Division SECOND hereof, amending  the  Articles of  Incorporation  of the Company,  were  presented  for consideration and a vote of the stockholders present at said meeting in by proxy was taken by ballot for and against each of the proposed resolutions, which vote was conducted by two Judges appointed for that purpose by the officer  presiding at such meeting;  that the said Judges  decided upon the  qualifications  of the voters and accepted  their votes and when the voting was  completed  said Judges counted and ascertained the number of shares voted  respectively for and against each of the proposed  amendments to the Articles of  Incorporation  and declared that the  persons  holding a majority  of the  Capital  Stock of the Company had voted  for  each of the  proposed  amendments;  and the said  Judges  made out a certificate  accordingly  that the number of shares of Capital  Stock issued and outstanding  and  entitled  to vote on said  resolutions  was  30,000  shares of
Capital  Stock,  that 30,000 shares of said stock were voted for and 0 shares of said stock were voted against the proposed amendment set forth in Division FIRST hereof,  that  30,000  shares of said  stock were voted for and 0 shares of said stock were voted  against the proposed  amendment  set forth in Division  SECOND hereof, and the said Judges subscribed and delivered the said certificate to the
Secretary of the Company.

     FIFTH:  That a certificate of said Judges having been made,  subscribed and delivered as aforesaid and it appearing by said  certificate  of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of each of the  amendments to the Articles of
Incorporation  set forth in Division FIRST and Division SECOND hereof,  the said amendments were declared duly adopted.

     SIXTH: That, accordingly, the amendments to Articles NINTH and TENTH of the
Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in  Division  FIRST  and  Division  SECOND of this  certificate,  have been duly adopted in accordance with Article 42 of the General Corporation Code of Kansas.

     SEVENTH:  That the capital of the Company  will not be reduced  under or by reason of said amendment.

IN WITNESS WHEREOF,  we, Dean L. Smith,  President,  and William J. Miller, Jr.,
Secretary,  have hereunto  severally set our hands and caused the corporate seal of the Company to be hereto affixed this 9th day of January, 1969.

                                                       DEAN L. SMITH
                                            ------------------------------------
                                                  Dean L. Smith, President

                                                    WILL J. MILLER, JR.
                                            ------------------------------------
                                               Will J. Miller, Jr., Secretary
[Corporate Seal]

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

BE IT  REMEMBERED,  that on this 9th day of January,  1969,  before me, a Notary
Public in and for the county and state aforesaid, came Dean L. Smith and William
J. Miller, Jr., President and Secretary,  respectively, of Security Accumulation
Fund,  Inc.,  a Kansas  corporation,  who are  personally  known to me to be the
President and Secretary,  respectively, of said corporation and the same persons who executed the foregoing  instrument and they duly  acknowledged the execution of the same.

IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                         Topeka, Kansas January 10, 1969

         Received of SECURITY EQUITY FUND, INC.

         Ten Thousand Thirty/Seven and 50/100 ------ Dollars,

         fee for filing the within Amendment.

                                                    ELWILL M. SHANAHAN
                                          --------------------------------------
                                          Elwill M. Shanahan, Secretary of State

By                HART WORKMAN
   ------------------------------------------
   Hart Workman, Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                            SECURITY ULTRA FUND, INC.

We, DEAN L. SMITH,  President and WILL J. MILLER,  JR.,  Secretary,  of Security
Ultra Fund,  Inc., a corporation  organized  and existing  under the laws of the
State of  Kansas  (the  "Company"),  with its  principal  office  in the City of
Topeka, Shawnee County, Kansas, do hereby certify as follows:

     FIRST:  That the board of  directors  of the  Company at a meeting  held on
January 9, 1969,  duly  adopted  the  following  amendment  to the  Articles  of
Incorporation  of the Company,  and declared the advisability of said amendment, said resolution reading as follows:

     RESOLVED,  That the Articles of  Incorporation of Security Ultra Fund, Inc.
     be  amended  by  deleting  the fifth  paragraph  of  Article  TENTH of said
     Articles of Incorporation and to renumber paragraph (6) to paragraph (5).

     SECOND: That thereafter on the 20th day of January,  1969, upon notice duly given as  provided by law and the bylaws of the Company to each holder of shares of Capital  Stock of the Company  entitled to vote on the proposed  amendment of the Articles of Incorporation,  the special meeting of the stockholders was held and  there  was  present  at such  meeting  by proxy  the  holder of more than a majority of the voting stock of the Company.

     THIRD: That at said special meeting of the stockholders of the Company, the aforesaid resolutions, set forth in Division FIRST hereof, amending the Articles of Incorporation of the Company,  were presented for consideration and a vote of the  stockholders  present  at said  meeting in person and by proxy was taken by ballot  for and  against  each  of the  proposed  resolutions,  which  vote  was conducted by two Judges  appointed for that purpose by the officer  presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted  their votes and when the voting was completed  said Judges counted and ascertained the number of shares voted  respectively for and against each of the proposed  amendments to the Articles of Incorporation  and declared that the persons  holding a majority  of the  Capital  Stock of the Company had voted for each of the  proposed  amendments;  and the said Judges  made out a  certificate accordingly  that the number of shares of Capital  Stock issued and  outstanding and entitled to vote on said  resolutions  was 30,000  shares of Capital  Stock, that 30,000  shares of said stock were voted for and 0 shares of said stock were voted against the proposed  amendments set forth in Division  FIRST hereof,  and the said Judges  subscribed and delivered the said  certificate to the Secretary of the Company.

     FOURTH: That a certificate of said Judges having been made,  subscribed and delivered as aforesaid and it appearing by said  certificate  of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of each of the  amendments to the Articles of
Incorporation set forth in Division FIRST, the said amendment were declared duly adopted.

     FIFTH: That,  accordingly,  the amendments to Article TENTH of the Articles of  Incorporation  of Security  Ultra Fund,  Inc.,  as  heretofore  set forth in
Division FIRST of this  certificate,  have been duly adopted in accordance  with
Article 42 of the General Corporation Code of Kansas.

     SIXTH:  That the  capital of the  Company  will not be reduced  under or by reason of said amendment.

     IN WITNESS WHEREOF, we, Dean L. Smith, President,  and Will J. Miller, Jr.,
Secretary,  have hereunto  severally set our hands and caused the corporate seal of the Company to be hereto affixed this 20th day of January, 1969.

                                                       DEAN L. SMITH
                                            ------------------------------------
                                                  Dean L. Smith, President

                                                    WILL J. MILLER, JR.
                                            ------------------------------------
                                               Will J. Miller, Jr., Secretary
[Corporate Seal]

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

BE IT REMEMBERED,  that on this 20th day of January,  1969,  before me, a Notary
Public in and for the county and state aforesaid, came Dean L. Smith and Will J.
Miller,  Jr.,  President and  Secretary,  respectively,  of Security Ultra Fund,
Inc., a Kansas  corporation,  who are personally known to me to be the President and  Secretary,  respectively,  of said  corporation,  and the same  persons who executed the foregoing  instrument and they duly  acknowledged  the execution of the same.

IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                                 Topeka, Kansas

         RECEIVED OF SECURITY ULTRA FUND, INC.

         Two and fifty/100 ---------- Dollars,

         fee for filing the within  amendment.

                                                   ELWILL M. SHANAHAN
                                         ---------------------------------------
                                         Elwill M. Shanahan, Secretary of State

By         HART WORKMAN
   ----------------------------
   Assistant Secretary of State

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                            SECURITY ULTRA FUND, INC.

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Dean L. Smith,  President  and Will J.  Miller,  Jr.,  Secretary of Security
Ultra Fund,  Inc. a  corporation  organized  and existing  under the laws of the
State of Kansas,  and whose registered office is Security Benefit Life Building,
700 Harrison  Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that at the special meeting of the Board of Directors of said  corporation  held on the 26th day of March,  1969, said board adopted a resolution setting forth the following amendment to the Articles of  Incorporation  and declared its  advisability,  to wit:

     RESOLVED,  that the Articles of  Incorporation of Security Ultra Fund, Inc.
     be amended by  deleting  the  present  Article  NINTH of said  Articles  of
     Incorporation and by inserting in lieu thereof the following Article NINTH;

     NINTH:  The number of directors to constitute the board of directors of the corporation,  which shall be a minimum of three and a maximum of nine,  may be varied from time to time by the board of  directors or  stockholders  of the corporation between said minimum and maximum numbers.  Unless otherwise provided by the Bylaws of the corporation, the directors of the corporation need not be stockholders therein.

     FURTHER  RESOLVED,  that the board of  directors  does  hereby  declare the advisability  of  said  amendment  to  Article  NINTH  of the  Articles  of
     Incorporation  and  that  a  special  meeting  of the  stockholders  of the corporation  be and it hereby is  called to be held at the  offices  of the corporation on the 27th day of March, 1969,  beginning at 8:30 a.m. of that day,  for the  purposes  of  amending  Article  NINTH  of the  Articles  of
     Incorporation  as aforesaid,  of adopting a new Bylaw 14 of the corporation to establish  the number of directors at nine,  of electing a board of nine directors  contingent  upon the proposed  amendment of Article NINTH of the
     Articles of  Incorporation  becoming  duly  effective  and to transact such other business as may properly come before said meeting or any  adjournment or adjournments thereof.

     FURTHER RESOLVED, that the close of business on March 26, 1969, be fixed as the date of record for the  determination of stockholders  entitled to vote at the special meeting of stockholders to be held on March 27, 1969.

That thereafter,  pursuant to said resolution and in accordance with the by-laws and the  laws of the  State of  Kansas,  said  directors  called  a  meeting  of stockholders for the consideration of said amendment,  and thereafter,  pursuant to said notice and in  accordance  with the statutes of the State of Kansas,  on the 27th day of March,  1969, said  stockholders met and convened and considered said proposed amendment.

That at said  meeting  the  stockholders  entitled  to vote did vote  upon  said amendment,  and two judges duly  appointed for the purpose  conducted  said vote deciding  upon the  qualification  of voters and  declared  that the majority of voting  stockholders  of the  corporation  had voted for the proposed  amendment certifying that the votes were 30,000 shares in favor of the proposed  amendment and 0 shares against the amendment.

That said  amendment  was duly  adopted in  accordance  with the  provisions  of
Chapter  17,  Article  42,  General  Statutes of Kansas,  1949,  and  amendments thereto.

That the capital of said  corporation  will not be reduced under or by reason of said amendment.

IN WITNESS  WHEREOF we have  hereunto  set our hands and affixed the seal of the corporation this 1st day of April, 1969.

                                                       DEAN L. SMITH
                                            ------------------------------------
                                                  Dean L. Smith, President

                                                    WILL J. MILLER, JR.
                                            ------------------------------------
                                               Will J. Miller, Jr., Secretary

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

BE IT REMEMBERED, that before me, Lois J. Hedrick a Notary Public in and for the county  and  state  aforesaid,  came  Dean L.  Smith  and Will J.  Miller,  Jr.,
President  and  Secretary,   respectively,  of  Security  Ultra  Fund,  Inc.,  a
corporation, personally known to me to be the persons who executed the foregoing instrument  of  writing  as  President  and  Secretary  respectively,  and  duly acknowledged the execution of the same this 1st day of April, 1969.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                          Topeka, Kansas April 1, 1969

         Received of SECURITY ULTRA FUND, INC.

         Two and 50/100 --------------------- Dollars,
         fee for filing the within Amendment.

                                                   ELWILL M. SHANAHAN
                                         ---------------------------------------
                                         Elwill M. Shanahan, Secretary of State

By         HART WORKMAN
   ----------------------------
   Assistant Secretary of State

                            ARTICLES OF INCORPORATION
                                       OF
                            SECURITY ULTRA FUND, INC.

We,  Everett S. Gille,  President,  and Larry D. Armel,  Secretary,  of Security
Ultra Fund,  Inc., a corporation  organized  and existing  under the laws of the
State of Kansas and whose  registered  office is Security Benefit Life Building,
700 Harrison Street,  Topeka,  Shawnee County, Kansas, do hereby certify that at the regular  meeting of the board of directors of said  corporation  held on the
11th day of November,  1980,  said board adopted  resolutions  setting forth the following  amendments  to the  Articles  of  Incorporation  and  declared  their advisability, to wit:

     "RESOLVED, that the articles of incorporation of Security Ultra Fund, Inc., as heretofore  amended,  be further amended by deleting the first paragraph of Article Fifth and by inserting in lieu thereof the following:

     'FIFTH: The aggregate number of shares which the Corporation shall have the authority to issue shall be 100,000,000  shares of capital stock of the par value of $0.50  (fifty  cents) per share.  Upon the  effectiveness  of this amendment:

          (a)  Each  share  of  capital  stock,   par  value  $1.00  per  share,
               heretofore  issued by the Corporation  and presently  outstanding shall,  without  further act or deed, be deemed to be changed and converted  into two shares of  capital  stock of the par value of
               $0.50 each; and

          (b)  Each stock  certificate  for  shares of capital  stock of the par value of $1.00 per share issued and outstanding immediately prior to this amendment  evidencing  shares of capital stock, par value
               $1.00 per share,  shall be deemed to evidence an identical number of shares of capital stock of the par value of $0.50 each.'

     RESOLVED,  that the articles of incorporation of Security Ultra Fund, Inc., as heretofore  amended, be further amended by deleting Article FIRST in its entirety and by inserting in lieu thereof the following new Article FIRST:

     FIRST: The name of the corporation  (hereinafter called the Corporation) is
     SECURITY ULTRA FUND.'

     FURTHER  RESOLVED,  that the board of directors of this corporation  hereby declares the  advisability  of the foregoing  amendments to the articles of
     incorporation   of  this   corporation  and  hereby   recommends  that  the
     stockholders of this corporation adopt said amendments.

     FURTHER  RESOLVED,  that at the annual meeting of the  stockholders of this corporation to be held at the offices of the corporation in Topeka, Kansas, on January 23, 1981, beginning at 10:00 A.M. on that day, the matter of the aforesaid  proposed  amendments  to the articles of  incorporation  of this corporation  shall  be  submitted  to the  stockholders  entitled  to  vote thereon.

     FURTHER  RESOLVED,  that in the event the  stockholders of this corporation shall  approve  and  adopt  the  proposed  amendments  to the  articles  of incorporation of this corporation as heretofore  adopted and recommended by this board of directors,  the appropriate  officers of this corporation be, and they  hereby are  authorized  and  directed,  for and in behalf of this corporation,  to make, execute,  verify,  acknowledge and file or record in any and all appropriate  governmental  offices any and all certificates and other  instruments,  and to  take  any  and  all  other  action,  as may be necessary to  effectuate  the said  proposed  amendments to the articles of incorporation of this corporation.

     FURTHER RESOLVED, that upon the effectiveness of the proposed amendments to the articles of incorporation of this corporation, the appropriate officers of this corporation be, and they hereby are,  authorized and directed,  for and in behalf of this corporation,  to make any appropriate  changes in the form of the stock certificates  representing the shares of capital stock of
     this   corporation,   and  to  issue  any  additional  stock   certificates
     representing  additional shares of the capital stock of this corporation as shall be required or as may be  necessary  and  advisable  to reflect  said amendment to the articles of incorporation of this corporation."

     That  thereafter,  pursuant to said  resolutions and in accordance with the bylaws and the laws of the State of Kansas,  said directors  called a meeting of stockholders for the  consideration of said amendments and thereafter,  pursuant to said notice and in  accordance  with the statutes of the State of Kansas,  on the 23rd day of January, 1981, said stockholders met and convened and considered said proposed amendments.

     That at said  meeting the  stockholders  entitled to vote did vote upon the amendment  to Article  FIRST,  and the  majority of voting  stockholders  of the corporation had voted for the proposed amendment  certifying that the votes were
(Common Stock) 1,422,019  shares in favor of the proposed  amendment and (Common
Stock) 50,322 shares against the amendment and:

     That at said  meeting the  stockholders  entitled to vote did vote upon the amendment  to Article  FIFTH,  and the  majority of voting  stockholders  of the corporation had voted for the proposed amendment  certifying that the votes were
(Common Stock) 1,449,611  shares in favor of the proposed  amendment and (Common
Stock) 22,730 shares against the amendment.

     That said amendments were duly adopted in accordance with the provisions of
K.S.A. 17-6602, as amended.

     That the capital of said corporation will not be reduced under or by reason of said amendments.

     IN WITNESS  WHEREOF we have  hereunto set out hands and affixed the seal of said corporation, this 30th day of January, 1981.

                                                     EVERETT S. GILLE
                                            ------------------------------------
                                                Everett S. Gille, President

                                                      LARRY D. ARMEL
                                            ------------------------------------
                                                 Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT  REMEMBERED,  that before me, Lois J. Hedrick,  a Notary Public in and for the County and State  aforesaid,  came Everett S. Gille,  President and Larry D.
Armel,  Secretary of Security Ultra Fund, Inc., a corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as president and secretary respectively, and duly acknowledged the execution of the same this 30th day of January, 1981.

                                                      LOIS J. HEDRICK
                                            ------------------------------------
                                                       Notary Public

My Commission Expires January 8, 1984.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                               SECURITY ULTRA FUND

We, Michael J. Provines,  President or Vice President, and Amy J. Lee, Secretary
or Assistant Secretary, of the above named corporation,  a corporation organized and existing under the laws of the State of Kansas,  do hereby certify that at a meeting  of the Board of  Directors  of said  corporation,  the board  adopted a
resolution   setting   forth  the   following   amendment  to  the  Articles  of
Incorporation and declaring its advisability:

The board of directors  recommends that the Articles of Incorporation be amended by adopting the following Article Sixteenth:

        "A director shall not be personally  liable to the corporation or to its stockholders  for  monetary  damages for breach of  fiduciary  duty as a director,  provided that this sentence shall not eliminate nor limit the liability of a director:

        A.  for any breach of his or her duty of loyalty to the  corporation  or to its stockholders;

        B.  for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

        C.  for an unlawful  dividend,  stock  purchase or redemption  under the
            provisions  of  Kansas  Statutes   Annotated  (K.S.A.)  17-6424  and
            amendments thereto; or

        D.  for any  transaction  from which the  director  derived an  improper personal benefit."

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the  stockholders  entitled to vote voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

We further  certify  that the  capital of said  corporation  will not be reduced under or by reason of said amendment.

                                    In Witness Whereof, we have hereunto set our
                                    hands   and   affixed   the   seal  of  said
                                    corporation this 28th day of January 1988.

                                                    MICHAEL J. PROVINES
                                            ------------------------------------
                                               Michael J. Provines, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Be it  remembered  that before me, a Notary Public in and for the aforesaid county and state,  personally  appeared  Michael J. Provines,  President or Vice
President and Amy J. Lee,  Secretary or Assistant  Secretary of the  corporation named in this document,  who are known to me to be the same persons who executed the foregoing certificate,  and duly acknowledged the execution of the same this
28th day of January, 1988.

     [SEAL]
                                                     CONNIE BRUNGARDT
                                            ------------------------------------
                                                      Notary Public

     My appointment or commission expires November 30, 1991.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                               SECURITY ULTRA FUND

We, Michael J. Provines, President and Amy J. Lee, Secretary, of the above named corporation, a corporation organized and existing under the laws of the State of
Kansas,  do hereby  certify  that at a meeting of the Board of Directors of said corporation,  the  board  adopted  a  resolution  setting  forth  the  following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment.

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the  stockholders  entitled to vote voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

                                    In Witness Whereof, we have hereunto set our
                                    hands   and   affixed   the   seal  of  said
                                    corporation this 27th day of July 1993.

                                                    MICHAEL J. PROVINES
                                            ------------------------------------
                                               Michael J. Provines, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Be it  remembered  that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines,  President and Amy J.
Lee, Secretary of the corporation named in this document, who are known to me to
be  the  same  persons  who  executed  the  foregoing   certificate,   and  duly
acknowledged the execution of the same this 27th day of July, 1993.

                                                     PEGGY S. AVEY
                                            ------------------------------------
                                                Peggy S. Avey, Notary Public

My appointment or commission expires November 21, 1996.

                               SECURITY ULTRA FUND

The Board of Directors of Security  Ultra Fund  recommends  that the Articles of
Incorporation be amended by deleting the first paragraph of Article Fifth and by inserting, in lieu thereof, the following new Article:

FIFTH:  The  aggregate  number of shares which this the  Corporation  shall have authority to issue shall be (1,000,000,000) shares of capital stock, each of the par value of $0.50 (fifty  cents) per share.  Each share of capital  stock,  par value  $1.00 per  share,  heretofore  issued by the  Corporation  and  presently outstanding,  shall,  without  further act or deed,  be deemed to be changed and converted  into two shares of capital stock of the par value of $0.50 each,  and each stock certificate for shares of capital stock of the par value of $1.00 per share issued and outstanding evidencing shares of capital stock, par value $1.00 per share,  shall be deemed to evidence an identical number of shares of capital stock of the par value of $0.50 each. The board of directors of the  Corporation is  expressly  authorized  to cause shares of capital  stock of the  Corporation authorized  herein  to be  issued  in one or more  classes  or  series as may be established from time to time by setting or changing in one or more respects the voting  powers,  rights,  qualifications,  limitations or  restrictions  of such shares of stock and to increase or decrease  the number of shares so  authorized to be issued in any such class or series.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the  Corporation  (unless  provided  otherwise by the board of directors with respect to any such additional class or series;)

(1) At all meetings of stockholders  each  stockholder of the Corporation of any class or series shall be entitled to one vote on each matter  submitted to a vote at such  meeting  for each share of stock  standing  in his name on the books of the  Corporation on the date,  fixed in accordance with the Bylaws, for  determination of stockholders  entitled to as many votes as shall equal the number of shares of stock  multiplied  by the number of  directors to be elected,  and  stockholders may cast all of such votes for a single director or may distribute  them among the number to be voted for, or any two or more of them as they may see fit.

(2) No holder of stock of the  Corporation of any class or series shall, as such holder,  have any  right to  purchase  or  subscribe  for any  shares of the capital stock of the  Corporation  of any class or series which it may issue or sell (whether out of the number of shares authorized by these Articles of
    Incorporation, or out of any shares of the capital stock of the Corporation, acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(3) All persons who shall  acquire  stock in the  Corporation  shall acquire the same subject to the provisions of these Articles of Incorporation.

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                               SECURITY ULTRA FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Ultra
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened and held on the 23rd day of July 1993, adopted  resolutions  setting  forth the  preferences,  rights,  privileges  and restrictions of such classes,  which  resolutions are provided in their entirety as follows:

RESOLVED  that,  pursuant to the  authority  vested in the Board of Directors of
Security Ultra Fund by its Articles of  Incorporation,  the officers of the Fund are hereby  directed  and  authorized  to establish  two separate  series of the common stock of the corporation, effective October 19, 1993.

FURTHER RESOLVED,  that the series shall be referred to as Series A and Series B shares of common stock.  The officers of the corporation  are hereby  authorized and directed to  establish  such series of common  stock  allocating  85,000,000
$0.50 par value shares of the corporation's authorized capital stock to Series A and allocating the remaining 15,000,000 $0.50 par value shares to Series B.

FURTHER RESOLVED,  that Series A shares shall include that stock currently being issued by the corporation.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the shares of the series of Security Ultra Fund shall be as follows:

   1.  Except as set  forth  below and as may be  hereafter  established  by the
       Board of  Directors  of the  corporation  all shares of the  corporation, regardless of series, shall be equal.

   2.  At all meetings of  stockholders,  each  stockholder  of the  corporation shall be  entitled  to one  vote in  person  or by  proxy on each  matter submitted  to a vote at such  meeting  for  each  share of  common  stock standing in his or her name on the books of the  corporation on the date, fixed in accordance with the bylaws,  for  determination  of stockholders entitled to vote at such  meeting.  At all  elections of  directors  each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock  multiplied  by the number of directors to be elected, and he or she may cast all of such  votes  for a single  director  or may distribute  them among the number to be voted for,  or any two or more of them as he or she may see fit.  Notwithstanding the foregoing, (i) if any matter  is  submitted  to the  stockholders  which  does not  affect  the interests of all series,  then only  stockholders  of the affected series shall be  entitled to vote and (ii) in the event the  Investment  Company
       Act of  1940,  as  amended,  or the  rules  and  regulations  promulgated thereunder shall require a greater or different vote than would otherwise
       be  required  herein  or  by  the  Articles  of   Incorporation   of  the
       corporation,  such greater or different voting  requirement shall also be satisfied.

   3.  (a) The  corporation  shall  redeem  any of its  shares  for which it has received  payment in full that may be presented to the corporation on any date  after  the issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation  and payment in connection  therewith to be made in compliance with the provisions of the  Investment  Company  Act of 1940 and the Rules  and  Regulations
           promulgated  thereunder  and with the Rules of Fair  Practice  of the
           National  Association  of Securities  Dealers,  Inc., as from time to time amended.

       (b) From and after the close of  business  on the day when the shares are properly  tendered for  repurchase  the owner shall,  with respect of said shares,  cease to be a stockholder of the  corporation and shall have only the right to receive  the  repurchase  price in  accordance with the provisions  hereof.  The shares so  repurchased  may, as the
           Board  of  Directors  determines,  be  held  in the  treasury  of the corporation  and may be  resold,  or,  if the  laws of  Kansas  shall permit, may be retired.  Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

   4.  The  corporation,  pursuant to a resolution by the Board of Directors and without the vote or consent of  stockholders  of the  corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation in any stockholder  account in which there has been no investment  (other than the  reinvestment  of income  dividend or capital gains distributions) for at least six months and in which there are fewer than 25  shares  or  such  few  shares  as  shall  be  specified  in such resolution.  Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the  corporation  or  necessary to reduce  disproportionately  burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a  stockholder before such redemption of shares,  and that the stockholder will have six months (or such longer  period as specified in the  resolution)  from the date of the  notice to avoid such  redemption  by  increasing  his or her account to at least 25 shares,  or such fewer  shares as is  specified in the resolution.

   5.  All shares of the  corporation,  upon  issuance and sale,  shall be fully paid,  nonassessable and redeemable.  Within the respective series of the corporation,  all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

   6.  Dividends paid with respect to shares of the  corporation,  to the extent any  dividends are paid,  will be calculated  for each series in the same manner,  at the same time,  on the same day, and will be paid at the same dividend rate,  except that expenses  attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan will be borne exclusively by the affected series.

   7.  Expenses  attributable  to a particular  series  shall be  allocated  and charged to the series to which such expense  relates as determined by the corporation's Board of Directors.

   8.  On the  eighth  anniversary  of the  purchase  of  Series B shares of the
       corporation,   Series  B  shares  (except  those  purchased  through  the reinvestment  of dividends and other  distributions)  will  automatically convert to Series A shares of the  corporation  at the relative net asset values of each of the series  without the  imposition  of any sales load, fee or other  charge.  All shares in a  stockholder's  account  that were purchased  through the reinvestment of dividends and other  distributions paid with respect to Series B shares will be  considered  to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 5th day of October 1993.

                                                    MICHAEL J. PROVINES
                                            ------------------------------------
                                               Michael J. Provines, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it  remembered,  that before me Judith M. Ralston a Notary  Public in and for the County and State aforesaid, came Michael J. Provines,  President, and Amy J.
Lee, Secretary, of Security Equity Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 5th day of October 1993.

                                                     JUDITH M. RALSTON
                                            ------------------------------------
                                                      Notary Public

My Commission Expires:  January 1, 1995

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                               SECURITY ULTRA FUND

We, John D. Cleland,  President,  and Amy J. Lee,  Secretary,  of Security Ultra
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  do hereby  certify  that at a meeting of the Board of Directors of said corporation,  the  board  adopted  a  resolution  setting  forth  the  following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at the meeting, a majority of the stockholders  entitled to vote, voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF,  we have hereunto set our hands and affixed the seal of said corporation this 21st day of December, 1994.

                                                      JOHN D. CLELAND
                                            ------------------------------------
                                                 John D. Cleland, President

                                                       AMY J. LEE
                                            ------------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED that before me, a Notary Public in and for the aforesaid county and state,  personally  appeared  John D.  Cleland,  President,  and Amy J. Lee,
Secretary,  of Security  Ultra Fund,  who are known to me to be the same persons who executed the foregoing  certificate,  and duly acknowledged the execution of the same this 21st day of December, 1994.

                                                     JUDITH M. RALSTON
                                            ------------------------------------
                                                 Judith M. Ralston, Notary

     (SEAL)

My Commission Expires January 1, 1995.

PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE, WITH $20 FILING FEE TO:

                  Secretary of State
                  2nd Floor, State Capitol
                  Topeka, KS 66612-1594
                  (913) 296-4564

                            CERTIFICATE OF CHANGE OF
                           DESIGNATION OF COMMON STOCK
                                       OF
                               SECURITY ULTRA FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D.  Cleland,  President,  and Amy J. Lee,  Secretary of Security  Ultra
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 21st day of  October,
1994, adopted resolutions allocating the corporation's  authorized capital stock among the two separate  series of common stock of the  corporation.  Resolutions were also adopted which  reaffirmed  the  preferences,  rights,  privileges  and restrictions of such classes,  which  resolutions are provided in their entirety as follows:

     WHEREAS  Security Ultra Fund issues its common stock in two separate series designated as Series A and Series B.

     WHEREAS,  the corporation's  shareholders will consider an amendment to the corporation's  articles of incorporation to increase the authorized capital stock of the corporation  from 100,000,000 to  1,000,000,000  shares,  at a meeting of shareholders to be held December 21, 1994; and

     WHEREAS,  upon  approval of the  proposed  amendment  to the  corporation's articles of incorporation,  the Board of Directors wishes to reallocate the
     1,000,000,000 shares of authorized capital stock among the series.

     NOW, THEREFORE,  BE IT RESOLVED,  that, upon approval by shareholders of an amendment to the articles of  incorporation  increasing  the  corporation's authorized  capital stock from  100,000,000 to  1,000,000,000  shares,  the officers of the  corporation are hereby directed and authorized to allocate
     850,000,000 $0.50 par value shares of the corporation's  authorized capital stock to Series A and the remaining  150,000,000  $0.50 par value shares to
     Series B.

     FURTHER   RESOLVED,   that,  the   preferences,   rights,   privileges  and
     restrictions  of the shares of each of the  corporation's  series of common stock,  as set forth in the  minutes of the July 23,  1993  meeting of this
     Board of Directors are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

     FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they  hereby  are,  authorized  and  directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

We hereby certify that in accordance with the by-laws of the corporation and the laws of the  State of  Kansas,  the  Board of  Directors  called  a  meeting  of stockholders  for  consideration  of the  proposed  amendment to the articles of incorporation,  and  thereafter,  pursuant to notice and in accordance  with the statutes of the State of Kansas,  the  stockholders  convened and considered the proposed  amendment.  We further  certify  that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS  WHEREOF,  we have  hereunto set our hands this 21st day of December,
1994.

                                                      JOHN D. CLELAND
                                            ------------------------------------
                                                 John D. Cleland, President

                                                        AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it  remembered  that before me,  Judith M. Ralston a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee,
Secretary of Security Ultra Fund, a Kansas  corporation,  personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 21st day of December, 1994.

                                                      JUDITH M. RALSTON
                                            ------------------------------------
                                                 Judith M. Ralston, Notary

My Commission Expires:  January 1, 1995

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                               SECURITY ULTRA FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  Vice President,  and Amy J. Lee,  Secretary,  of Security
Ultra Fund, a corporation  organized and existing under the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation at a meeting duly convened and held on the 6th day of November 1998, adopted  resolutions  establishing one new series of common stock in addition to those two series of common  stock  currently  being  issued by the  Corporation.
Resolutions  were  also  adopted  which  reaffirmed  the  preferences,   rights,
privileges and restrictions of such classes,  which  resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of one new series of common stock of Security Ultra Fund in addition to the two separate series of common stock presently issued by the fund designated as Series A and Series B;

WHEREAS,  the  Board of  Directors  desires  to  authorize  the  issuance  of an indefinite  number  of shares of  capital  stock of each of the three  series of common stock of the corporation.

NOW, THEREFORE,  BE IT RESOLVED, that the officers of the corporation are hereby directed  and  authorized  to  establish  one new series of Security  Ultra Fund designated as Series C.

FURTHER  RESOLVED,  that the officers of the corporation are hereby directed and authorized  to issue an  indefinite  number of $.50 par value  shares of capital stock of each series of the corporation, which consist of Series A, Series B and
Series C.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the shares of each of the series of Security Ultra Fund shall be as follows:

  1.  Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation,  regardless of series, shall be equal.

  2.  At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter  submitted to a vote at such meeting for each share of common  stock  standing in his or her name on the books of the corporation on the date,  fixed in accordance with the bylaws,  for  determination  of stockholders  entitled to vote at such meeting.  At all  elections of directors  each  stockholder  shall be entitled  to as many  votes as shall  equal the  number of shares of stock multiplied  by the number of  directors  to be elected,  and he or she may cast all of such votes for a single  director or may distribute them among the  number to be voted  for,  or any two or more of them as he or she may see fit.  Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders  which does not affect the interests of all series,  then only  stockholders  of the  affected  series shall be entitled to vote and
      (ii) in the event the Investment  Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall require a greater or different vote than would  otherwise be required herein or by the Articles of  Incorporation  of the  corporation,  such greater or different  voting requirement shall also be satisfied.

  3.  (a) The  corporation  shall  redeem  any of its  shares  for  which it has received  payment in full that may be presented to the  corporation on any date  after the  issue  date of any such  shares  at the net  asset  value thereof,  such  redemption  and the  valuation  and payment in  connection therewith to be made in compliance  with the  provisions of the Investment
      Company Act of 1940 and the Rules and Regulations  promulgated  thereunder and with  the  Rules  of Fair  Practice  of the  National  Association  of
      Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of  business  on the day when the  shares are properly  tendered for  repurchase  the owner shall,  with respect of said shares,  cease to be a stockholder of the  corporation and shall have only the  right  to  receive  the  repurchase  price  in  accordance  with  the provisions  hereof.  The  shares  so  repurchased  may,  as the  Board  of
      Directors  determines,  be held in the treasury of the corporation and may be  resold,  or,  if the laws of  Kansas  shall  permit,  may be  retired.
      Repurchase of shares is conditional  upon the corporation  having funds or property legally available therefor.

  5.  All shares of the  corporation,  upon  issuance  and sale,  shall be fully paid,  nonassessable  and redeemable.  Within the respective series of the corporation,  all shares have equal voting,  participation and liquidation rights, but have no subscription or preemptive rights.

  6.  Dividends  paid with respect to shares of the  corporation,  to the extent any  dividends are paid,  will be  calculated  for each series in the same manner,  at the same time,  on the same day,  and will be paid at the same dividend rate,  except that expenses  attributable to a particular  series and payments  made pursuant to a 12b-1 Plan or  Shareholder  Services Plan will be borne exclusively by the affected series.

  7.  Expenses  attributable  to a  particular  series  shall be  allocated  and charged to the series to which such expense  relates as  determined by the corporation's Board of Directors.

  8.  On the  eighth  anniversary  of the  purchase  of  Series B shares  of the
      corporation,   Series  B  shares  (except  those  purchased   through  the
      reinvestment  of dividends  and other  distributions)  will  automatically convert to Series A shares of the  corporation  at the  relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the  reinvestment of dividends and other  distributions  paid with respect  to Series B shares  will be  considered  to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account  will also convert to Series A shares.

IN  WITNESS  WHEREOF,  we have  hereunto set our hands this 27th day of January,
1999.

                                                    JAMES R. SCHMANK
                                            ------------------------------------
                                               James R. Schmank, Vice President

                                                       AMY J. LEE
                                            ------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Jana R. Selley, a Notary Public in and for the
County and State aforesaid,  came JAMES R. SCHMANK,  Vice President,  and AMY J.
LEE, Secretary,  of Security Ultra Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 27th day of January, 1999.

                                                      JANA R. SELLEY
                                            ------------------------------------
                                                       Notary Public

My commission expires June 14, 2000

                       AMENDED CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                               SECURITY ULTRA FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  President,  and Amy J. Lee, Secretary,  of Security Ultra
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly convened and held on the 21st day of July,  2000, adopted  resolutions  establishing one new series of common stock in addition to those  series  of  common  stock  currently  being  issued  by the  Corporation.
Resolutions  were  also  adopted  which  reaffirmed  the  preferences,   rights,
privileges and restrictions of such classes,  which  resolutions are provided in their entirety as follows:

   WHEREAS,  the Board of Directors has approved the establishment of one new series of common  stock of  Security  Ultra Fund in  addition to the three separate series of common stock presently issued by the fund;

   WHEREAS,  the Board of Directors  desires to authorize  the issuance of an indefinite  number  of shares of  capital  stock of each of the  series of common stock of the corporation.

   NOW, THEREFORE,  BE IT RESOLVED,  that the officers of the corporation are hereby  directed and  authorized  to establish  one new series of Security
   Ultra Fund designated as Series S.

   FURTHER RESOLVED, that the officers of the corporation are hereby directed and  authorized to issue an indefinite  number of $.50 par value shares of capital stock of each series of the  corporation,  which consist of Series
   A, Series B, Series C and Series S.

   FURTHER   RESOLVED,   that  the   preferences,   rights,   privileges  and
   restrictions  of the shares of each of the series of  Security  Ultra Fund shall be as follows:

   1.  Except as set forth below and as may be hereafter  established  by the
       Board of Directors of the corporation  all shares of the  corporation, regardless of series, shall be equal.

   2.  At all meetings of  stockholders,  each stockholder of the corporation shall be  entitled  to one vote in person  or by proxy on each  matter submitted  to a vote at such  meeting  for each share of common  stock standing  in his or her name on the  books of the  corporation  on the date,  fixed in  accordance  with the  bylaws,  for  determination  of stockholders  entitled to vote at such  meeting.  At all  elections of directors each stockholder shall be entitled to as many votes as shall equal  the  number  of shares  of stock  multiplied  by the  number of directors to be elected,  and he or she may cast all of such votes for a single  director or may distribute them among the number to be voted for,  or  any  two  or  more  of  them  as  he or  she  may  see  fit.
       Notwithstanding  the foregoing,  (i) if any matter is submitted to the stockholders  which does not affect the interests of all series,  then only stockholders of the affected series shall be entitled to vote and
       (ii) in the event the Investment  Company Act of 1940, as amended,  or the rules  and  regulations  promulgated  thereunder  shall  require a greater or different vote than would  otherwise be required  herein or by the Articles of Incorporation  of the corporation,  such greater or different voting requirement shall also be satisfied.

   3.  (a)  The  corporation  shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date  after the issue  date of any such  shares at the net asset  value  thereof,  such  redemption  and the  valuation  and payment in connection therewith to be made in compliance with the provisions  of the  Investment  Company Act of 1940 and the Rules
            and Regulations  promulgated thereunder and with the NASD Conduct
            Rules, as from time to time amended.

       (b)  From and after the close of  business  on the day when the shares are  properly  tendered  for  repurchase  the owner  shall,  with respect  of  said  shares,  cease  to  be a  stockholder  of  the corporation  and  shall  have  only  the  right  to  receive  the repurchase  price in accordance with the provisions  hereof.  The shares so repurchased may, as the Board of Directors  determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares  is  conditional  upon  the  corporation  having  funds or property legally available therefor.

   4.  All shares of the corporation,  upon issuance and sale, shall be fully paid,  nonassessable  and redeemable.  Within the respective series of the  corporation,  all shares  have equal  voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

   5.  Dividends  paid with  respect  to shares  of the  corporation,  to the extent any dividends are paid,  will be calculated  for each series in the same manner,  at the same time,  on the same day, and will be paid at the same  dividend  rate,  except that expenses  attributable  to a particular  series  and  payments  made  pursuant  to a 12b-1  Plan or
       Shareholder  Services Plan will be borne  exclusively  by the affected series.

   6.  Expenses  attributable  to a particular  series shall be allocated and charged to the series to which such expense  relates as  determined by the corporation's Board of Directors.

   7.  On the eighth  anniversary  of the  purchase of Series B shares of the corporation,  Series B shares  (except  those  purchased  through  the reinvestment of dividends and other  distributions) will automatically convert  to Series A shares of the  corporation  at the  relative  net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's  account that were  purchased  through  the  reinvestment  of  dividends  and  other distributions  paid with respect to Series B shares will be considered to be held in a separate  sub-account.  Each time  Series B shares are converted  to  Series A shares,  a pro rata  portion  of the  Series B shares held in the sub-account will also convert to Series A shares.

IN  WITNESS  WHEREOF,  we have  hereunto  set our hands this 14th day of August,
2000.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

   Be it remembered,  that before me, Marcia J. Johnson,  a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and AMY J.
LEE, Secretary,  of Security Ultra Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 14th day of August, 2000.

                                                MARCIA J. JOHNSON
                                                --------------------------------
                                                Notary Public

My commission expires:  March 23, 2001

                CORPORATION CHANGE OF REGISTERED OFFICE OR AGENT

1.  Name of corporation: Security Ultra Fund

2.  State of organization: Kansas

3.  The  registered  office in the state of Kansas is changed  to: One  Security
    Benefit Place, Topeka, Kansas 66636.

4.  The resident agent in Kansas is changed to: Security Benefit Group, Inc.

I declare  under  penalty of perjury  under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 22nd day of April, 2002.

                                                   JAMES R. SCHMANK
                                                   -----------------------------
                                                   James R. Schmank, President

                                        Attest:    AMY J. LEE
                                                   -----------------------------
                                                   Amy J. Lee, Secretary

                 FOR PROFIT CORPORATION CERTIFICATE OF AMENDMENT

1.  Name of corporation: SECURITY ULTRA FUND

2.  The  articles  of  incorporation  are  amended as  follows:  The name of the corporation is Security Mid Cap Growth Fund effective October 1, 2002.

3.  The amendment was duly adopted in accordance  with the  provisions of K.S.A.
    17-6602.

I declare  under  penalty of perjury  under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 12th day of September, 2002.

                                                  JAMES R. SCHMANK
                                                  ------------------------------
                                                  James R. Schmank, President

                                       Attest:    AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary